                                                                    EXHIBIT 10.1
                          SECURITIES PURCHASE AGREEMENT


                                   dated as of


                                  June 30, 2000


                                      among


                         DECRANE AIRCRAFT HOLDINGS, INC.


                              DECRANE HOLDINGS CO.


                                       and


                           THE PURCHASERS PARTY HERETO

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                                TABLE OF CONTENTS

                                                                            PAGE


                                    ARTICLE I

                                   DEFINITIONS

Section 1.1.      Definitions.................................................1

                                   ARTICLE II

              PURCHASE AND SALE OF SECURITIES; TERMS OF SECURITIES

Section 2.1.      Commitment to Purchase......................................3
Section 2.2.      Procedures..................................................3

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.1.      Incorporation of Representations and Warranties in
                  Credit Agreement.............................................4
Section 3.2.      Authorization, Execution and Enforceability..................4
Section 3.3.      Capitalization...............................................5
Section 3.4.      Solicitation.................................................5
Section 3.5.      Non-fungibility..............................................5
Section 3.6.      Governmental Authorization...................................5
Section 3.7.      Noncontravention.............................................5
Section 3.8.      Litigation...................................................6

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS

Section 4.1.      Purchase for Investment; Authority; Binding Agreement........6

                                    ARTICLE V

                        CONDITIONS PRECEDENT TO PURCHASE

Section 5.1.      Conditions to Purchasers' Obligation at Takedown.............7
Section 5.2.      Conditions to the Company's Obligations......................8

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                                   ARTICLE VI

                                    COVENANTS

Section 6.1.      Limitation on Dividends on and Redemption of Holdings
                  Capital Stock................................................8
Section 6.2.      FINANCIAL INFORMATION........................................9

                                   ARTICLE VII

                                  MISCELLANEOUS

Section 7.1.      Notices.....................................................10
Section 7.2.      No Waivers, Amendments......................................10
Section 7.3.      Indemnification.............................................10
Section 7.4.      Expenses....................................................11
Section 7.5.      Payment.....................................................11
Section 7.6.      Successors and Assigns......................................11
Section 7.7.      Brokers.....................................................11
Section 7.8.      New York Law; Submission to Jurisdiction; Waiver of Jury
                  Trial.......................................................11
Section 7.9.      Severability................................................12
Section 7.10.     Counterparts................................................12
Section 7.11.     Confidentiality.............................................12
Section 7.12.     Survival of Representations and Warranties..................13
Section 7.13.     Construction................................................13
Section 7.14.     Integration.................................................13
Section 7.15.     Headings....................................................13


                                    SCHEDULES

Schedule 2.1      Commitments to Purchase
Schedule 3.3      Pro Forma Capitalization of Holdings and the Company

                                    EXHIBITS

Exhibit A         Form of Senior Preferred Stock Certificate of Designations,
                  Preferences and Rights
Exhibit B         Form of Senior Preferred Stock Registration Rights Agreement
Exhibit C         Form of Warrant
Exhibit D         Form of Amended and Restated Investors' Agreement
Exhibit E         Form of Credit Agreement Amendment

                          SECURITIES PURCHASE AGREEMENT

                  SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of June 30, 2000 among DeCrane Aircraft Holdings, Inc., a Delaware corporation (the "COMPANY"), DeCrane Holdings Co., a Delaware corporation ("HOLDINGS" and, together with the Company, the "ISSUERS") and the purchasers listed on the signature pages hereto (the "PURCHASERS").

                  The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

                  "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For the purpose of this definition, the term "CONTROL" (including with correlative meanings, the term "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "AGREEMENT" means this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                  "AMENDED AND RESTATED INVESTORS' AGREEMENT" means the Amendment and Restated Investor's Agreement, substantially in the form set forth on EXHIBIT D hereto.

                  "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                  "COMPANY" is defined in the preamble.

                  "CREDIT AGREEMENT" means the Third Amended and Restated Credit Agreement, dated as of May 11, 2000, among the Company, the lenders party thereto, DLJ Capital Funding, Inc., as syndication agent, and The First National Bank of Chicago, as administrative agent for the lenders, as amended, modified, amended and restated, renewed, refunded, replaced or refinanced from time to time to the date of this Agreement.

                  "CREDIT AGREEMENT AMENDMENT" means the First Amendment to the Credit Agreement, substantially in the form set forth on EXHIBIT E hereto.

                  "DIVIDEND PERIOD" has the meaning given to such term in the Senior Preferred Stock Certificate of Designations.

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                  "DLJ HOLDERS" means DLJ Investment Partners II, L.P. and
any Affiliate thereof holding Securities.

                  "DOLLARS" or "$" mean lawful currency of the United States of America.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FINANCING DOCUMENTS" means this Agreement, the Senior Preferred Stock Certificate of Designations, the Warrants, the Senior Preferred Stock Registration Rights Agreement and the Amended and Restated Investors' Agreement.

                  "HOLDER" means any holder of any Securities.

                  "HOLDINGS" is defined in the preamble.

                  "HOLDINGS CAPITAL STOCK" means all outstanding capital stock of Holdings.

                  "HOLDINGS COMMON STOCK" means the authorized common stock, par value $.01 per share, of Holdings.

                  "ISSUANCE DATE" is defined in Section 2.1.

                  "ISSUERS" is defined in the preamble.

                  "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, operations, properties, assets, financial condition or prospects of the Issuers and their respective subsidiaries, taken as a whole, or (ii) the material impairment of the ability of the Issuers to perform their obligations under the Financing Documents or the Credit Agreement Amendment, or of the Holders to enforce such obligations under the Financing Documents.

                  "PARITY SECURITIES" has the meaning given to such term in the Senior Preferred Stock Certificate of Designations.

                  "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

                  "PURCHASERS" is defined in the preamble.

                  "SECURITIES" means the Senior Preferred Stock and the Warrants.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SENIOR PREFERRED STOCK" means the Company's 16% Senior Redeemable Exchangeable Preferred Stock due 2009, with such terms described in the Senior Preferred Stock Certificate of Designations.

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                  "SENIOR PREFERRED STOCK CERTIFICATE OF DESIGNATIONS" means the Certificate of Designations Preferences and Rights substantially in the form of EXHIBIT A hereto.

                  "SENIOR PREFERRED STOCK REGISTRATION RIGHTS AGREEMENT" means the Senior Preferred Stock Registration Rights Agreement by and among the Company and the Purchasers, substantially in the form set forth on EXHIBIT B hereto.

                  "WARRANTS" means Class B Warrants to purchase shares of Holdings Common Stock, substantially in the form set forth on EXHIBIT C hereto.

                  "WARRANT SHARES" has the meaning given to such term in the Warrants.

                                   ARTICLE II

              PURCHASE AND SALE OF SECURITIES; TERMS OF SECURITIES

                  Section 2.1. COMMITMENT TO PURCHASE. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Issuers contained herein and their representations and warranties in the other Financing Documents, the Issuers agree to issue and sell to the Purchasers, and each Purchaser agrees to purchase on the date hereof or such other date as the Issuers and Purchasers agree (the "ISSUANCE DATE") the amount of Securities set forth opposite such Purchaser's name
Schedule 2.1. The purchase price shall be equal to the aggregate liquidation preference of Senior Preferred Stock being purchased by such Purchaser.

                  Section 2.2. PROCEDURES. (a) On the Issuance Date, the Purchasers, severally and not jointly, shall deliver by wire transfer, to the account number of the Issuers specified by the Issuers in writing no later than 10:00 A.M. (New York City time) on the Issuance Date, immediately available funds in an amount equal to the aggregate purchase price of the Securities to be purchased by the Purchasers hereunder on such Issuance Date, less the aggregate amount of expenses payable to the Purchasers on such date pursuant to Section 7.4.

                  (b) On the Issuance Date, against payment as set forth in clause (a) above, the Issuers shall deliver to each Purchaser a single certificate representing Senior Preferred Stock and a single Warrant representing the amount of such Securities to be purchased by such Purchaser registered in the name of such Purchaser, or, if requested by such Purchaser, separate certificates representing Senior Preferred Stock and/or Warrants in such other denominations and registered in such name or names as shall be designated by such Purchaser by notice to the Company at least one Business Day prior to the Issuance Date.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES


                  Each Issuer represents and warrants, jointly and severally, to the Purchasers as set forth below:

                  Section 3.1. INCORPORATION OF REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. Each Issuer hereby represents and warrants, for the benefit of the Purchasers and the Holders from time to time of the Securities, that the representations and warranties contained in the following sections of the Credit Agreement are true and correct as of the Issuance Date:

                  (a) 5.1 (Organization, Powers, Qualifications, Good Standing, Business and Subsidiaries);

                  (b)    5.3 (Financial Condition);

                  (c) 5.4 (No Material Adverse Change; No Restricted Junior Payments);

                  (d)    5.5 (Title to Properties; Liens; Real Property);

                  (e)    5.6 (Litigation; Adverse Facts);

                  (f)    5.7 (Payment of Taxes);

                  (g)    5.8 (Governmental Regulation);

                  (h)    5.9 (Securities Activities);

                  (i)    5.10 (Employee Benefit Plans);

                  (j)    5.11 (Environmental Protection);

                  (k)    5.12 (Employee Matters);

                  (l)    5.13 (Solvency);

                  (m)    5.15 (Disclosure);

                  (n)    5.16 (Year 2000 Compliance).

                  Section 3.2. AUTHORIZATION, EXECUTION AND ENFORCEABILITY. Each of the Financing Documents to which it is a party and the Credit Agreement Amendment constitutes its valid and binding agreement of such party enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and equitable principles of general applicability. The shares of Senior Preferred Stock being sold to the Purchasers have been duly and validly authorized and when issued and delivered against payment therefor in accordance with the terms hereof, will be validly issued, fully paid, non-assessable and free of preemptive rights. The Warrants, when executed and delivered, will constitute valid and binding obligations of Holdings in accordance with their terms. Holdings will reserve and keep available for issuance upon exercise of the Warrants the total number of Warrant Shares deliverable upon exercise of all of the Warrants. The issuance of the Warrant Shares has been validly authorized and, when issued and sold in accordance with the Warrants, will be validly issued, fully paid, nonassessable and free of preemptive rights.

                  Section 3.3. CAPITALIZATION. At the Issuance Date, after giving effect to the consummation of the issuance and sale of Securities hereunder, the capitalization of the Issuers will be as set forth on Schedule
3.3. Except as set forth on Schedule 3.3, there are no subscriptions, options, warrants, rights, convertible securities, exchangeable securities or other agreements or commitments of any character pursuant to which either Issuer is required to issue or purchase any shares of its capital stock.

                  Section 3.4. SOLICITATION. No form of general solicitation or general advertising was used by the Issuers or, to the best of their knowledge, any other Person acting on behalf of the Issuers, in connection with the offer and sale of the Securities. Neither the Issuers nor any Person acting on behalf of the Issuers has, either directly or indirectly, sold or offered for sale to any Person any of the Securities or any other security of the Issuers similar to the Senior Preferred Stock or the Warrants, except as contemplated by this Agreement, and the Issuers represent that neither the Issuers nor any person acting on their behalf other than the Purchasers and its Affiliates will sell or offer for sale to any Person any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as thereby to bring the issuance or sale of any of the Senior Preferred Stock or Warrants within the provisions of Section 5 of the Securities Act.

                  Section 3.5. NON-FUNGIBILITY. When the Securities are issued and delivered pursuant to this Agreement, neither the Senior Preferred Stock nor the Warrants will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are (i) listed on a national securities exchange registered under Section 6 of the Exchange Act or (ii) quoted in a U.S. automated inter-dealer quotation system.

                  Section 3.6. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by the Issuers of this Agreement and the consummation of the transactions contemplated hereby require no material order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official except such as have been made or obtained.

                  Section 3.7. NONCONTRAVENTION. The execution, delivery and performance by the Issuers of this Agreement and the consummation of the transactions contemplated hereby does not and will not (i) violate the articles of incorporation or by-laws of the Issuers, (ii) violate any material applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any material consent (other than consents obtained in satisfaction of conditions precedent set forth in Article V) or other action by any Person under, constitute a material default under, or give rise to any material right of termination, cancellation or acceleration of any right or obligation of the Issuers or to a loss of any material benefit to which the Issuers are entitled under any provision of any agreement or other in strument binding upon the Issuers or any of the Issuers' assets or properties or (iv) result in the creation or imposition of any material lien on any property or asset of the Issuers.

                  Section 3.8. LITIGATION. There is no action, suit, investigation or proceeding pending against, or to the knowledge of the Issuers, threatened against or affecting the Issuers or any of their properties before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a material adverse effect on the transactions contemplated hereby.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASERS


                  Section 4.1. PURCHASE FOR INVESTMENT; AUTHORITY; BINDING AGREEMENT. Each of the Purchasers represents and warrants, severally and not jointly, as to itself only, to the Issuers that:

                  (a) such Purchaser is an Accredited Investor within the meaning of Rule 501(a) under the Securities Act and the Securities to be acquired by it pursuant to this Agreement are being acquired for its own account without a view toward distribution in violation of the Securities Act and the Purchaser will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of the Securities unless pursuant to a transaction either registered under, or exempt from registration under, the Securities Act;

                  (b) the execution, delivery and performance of this Agreement and the purchase of the Securities pursuant hereto are within such Purchaser's corporate powers and have been duly and validly authorized by all requisite corporate action;

                  (c) this Agreement has been duly executed and delivered by such Purchaser;

                  (d) this Agreement constitutes a valid and binding agreement of such Purchaser enforceable in accordance with its terms; and

                  (e) such Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and such Purchaser is capable of bearing the economic risks of such investment.


                                    ARTICLE V

                        CONDITIONS PRECEDENT TO PURCHASE


                  Section 5.1. CONDITIONS TO PURCHASERS' OBLIGATION AT TAKEDOWN. The obligation of the Purchasers (which is several and not joint) to purchase the Securities to be issued and sold by the Issuers on the Issuance Date is subject to the satisfaction of the following conditions contemporaneously with such purchase:

                  (a) The Purchasers shall have received copies of each of the Financing Documents and the Credit Agreement Amendment, each of which shall be in full force and effect and no term or condition thereof shall have been amended, waived or otherwise modified without the prior consent of the Purchasers.

                  (b) There shall exist no action, suit, investigation, litigation or proceeding pending or to the Company's knowledge threatened in any court or before any arbitrator or any governmental instrumentality that could reasonably be expected to (A) have a material adverse effect on any Financing Document, the Credit Agreement Amendment or the other transactions contemplated thereby or hereby or (B) result in a Material Adverse Effect.

                  (c) The Purchasers shall have received an opinion, dated on or prior to the Issuance Date, of Morgan Lewis & Bockius LLP in form and substance satisfactory to the Purchasers.

                  (d) All fees and expenses payable to the Purchasers on or prior to the Issuance Date (other than amounts to be netted against the purchase price of the Securities pursuant to Section 2.2(a)) shall have been paid in full.

                  (e) The representations and warranties of the Issuers contained in the Financing Documents shall be true and correct in all material respects on and as of the Issuance Date as if made on and as of such date (unless stated to relate solely to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and each Issuer shall have performed and complied with all covenants and agreements required by the Financing Documents and the Credit Agreement Amendment to be performed by it or complied with by it at or prior to the Issuance Date, and the Purchasers shall have received certificates from authorized officers of the Issuers to such effect.

                  (f) The Company's certificate of incorporation shall have been amended to authorize the issuance of the Senior Preferred Stock and the Senior Preferred Stock Certificate of Designations shall have been duly filed at the office of the Secretary of State of the State of Delaware.

                  (g) The Purchasers shall have received the Warrants and certificates representing the Senior Preferred Stock to be issued on the Issuance Date, duly executed in the denominations and registered in the names specified pursuant to Section 2.2.

                  (h) The Purchasers shall have received a certificate of the Secretary or Assistant Secretary of each of the Issuers, dated as of a date reasonably satisfactory to the Purchasers, certifying (A) (i) that attached thereto is a true, complete and correct copy of resolutions duly adopted by the Board of Directors of such Issuer authorizing (1) the execution, delivery and performance of the Financing Documents to which it is a party and the Credit Agreement Amendment, and (2) the transactions contemplated hereby, and (ii) that such resolutions have not been amended, modified, revoked or rescinded, (B) as to the incumbency and specimen signature of each officer executing any Financing Documents or the Credit Agreement Amendment on its behalf, and (C) true and complete copies of its constituent documents, and such certificates and the resolutions attached thereto shall be in form and substance satisfactory to the Purchasers.

                  (i) The purchase of the Securities by the Purchasers shall not be prohibited by any applicable law, court order or governmental regulation.

                  (j) Since December 31, 1999, there shall not have occurred any material adverse change in the business, assets, financial condition, operations or properties or prospects of the Issuers and their respective subsidiaries, taken as a whole.

                  (k) The Purchasers shall have received such additional certificates, legal and other opinions and documentation as they shall reasonably request.

                  Section 5.2. CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Issuers to issue and sell the Securities to the Purchasers pursuant to this Agreement are subject to the satisfaction, at or prior to the Issuance Date, of the following conditions:

                  (a) The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects on and as of the Issuance Date as if made on and as of such date.

                  (b) The issuance and sale of the Securities shall not be prohibited by any applicable law, court order or governmental regulation.

                  (c) Contemporaneously therewith, the Issuers shall have received the purchase price for the Securities to be purchased by the Purchasers in accordance with Section 2.2(a).

                  (d) The Issuers shall have received from each Purchaser its executed signature page to the Amended and Restated Investors Agreement.


                                   ARTICLE VI

                                    COVENANTS


                  Section 6.1. LIMITATION ON DIVIDENDS ON AND REDEMPTION OF HOLDINGS CAPITAL STOCK. The Issuers make the following covenants for the benefit of the Holders of Senior Preferred Stock:

                  (a) So long as any shares of Senior Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Holdings Capital Stock) shall be declared or paid or set apart for payment or other distribution declared or made upon Holdings Capital Stock for any consideration by Holdings, directly or indirectly (except by conversion into or exchange for Holdings Capital Stock), unless in each case (i) the full cumulative dividends on all outstanding shares of the Senior Preferred Stock and any other Parity Securities shall (whether or not payable in cash) have been paid in cash or set apart for payment in cash for all past Dividend Periods with respect to Senior Preferred Stock and all past dividend periods with respect to such Parity Securities and (ii) (whether or not payable in cash) sufficient funds shall have been paid or set apart for the payment in cash of the dividend for the current

Dividend Period with respect to the Senior Preferred Stock and the current dividend period with respect to such Parity Securities.

                  (b) So long as any shares of Senior Preferred Stock are outstanding, no Holdings Capital Stock shall be redeemed by Holdings or any of its subsidiaries, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by Holdings, directly or indirectly (except by conversion into or exchange for Holdings Capital Stock).

                  (c)    Sections 6.1(a) and (b) will not prohibit:

                         (i) the repurchase, redemption or other acquisition or
              retirement for value of any Holdings Capital Stock held by any member of Holdings' or any of its subsidiaries' management pursuant to any management equity subscription agreement or stock option agreement, PROVIDED that the aggregate price paid for all such repurchased, redeemed, acquired or retired Holdings Capital Stock shall not exceed:

                                    (x) $4.0 million in any calendar year with
                           unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum, without giving effect to the following clause (y), of $7.0 million in any calendar year, plus

                                    (y) the aggregate cash proceeds received by
                           Holdings during such calendar year from any reissuance of Holdings Capital Stock by Holdings to members of management of Holdings and its subsidiaries; and

                        (ii) repurchases of Holdings Capital Stock deemed to
              occur upon exercise of stock options if such Holdings Capital Stock represent a portion of the exercise price of such options.

                  Section 6.2. FINANCIAL INFORMATION. The Issuers agree to deliver to any Holder who is a DLJ Holder any financial information of this Issuers delivered to the lenders under the Credit Facility or any equityholder of the Company concurrently with such delivery to such other person.


                                   ARTICLE VII

                                  MISCELLANEOUS


                  Section 7.1. NOTICES. All notices, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or such other address as such party may hereinafter specify for the purpose. Each such notice, demand or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified on the signature page hereof, or (ii) if given by overnight courier, addressed as aforesaid or by any other means, when delivered at the address specified in this Section.

                  Section 7.2. NO WAIVERS, AMENDMENTS. (a) No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise.

                  (b) Any provision of this Agreement may be amended, supplemented or waived if, but only if, such amendment, supplement or waiver is in writing and is signed by the Issuers and the Holders of the majority of the outstanding Securities, EXCEPT amendments of Section 6.1, which require consent by the Issuers and Holders of a majority of the outstanding Senior Preferred Stock, and Section 6.2, which require consent by the Issuers and the Holders of a majority of the outstanding Warrants.

                  (c) In determining whether the requisite Holders of Senior Preferred Stock and/or Warrants have concurred in any direction, consent, or waiver as provided in this Agreement or in the Senior Preferred Stock Certificate of Designations, Senior Preferred Stock which is owned by the Issuers, or, except for the DLJ Holders and their Affiliates (other than Holdings and its subsidiaries), by any Person controlling, controlled by, or under common control with any of the foregoing, shall be disregarded and deemed not to be outstanding for the purpose of any such determination; and PROVIDED, FURTHER, that no such amendment, supplement or waiver which affects the rights of the Holders and their Affiliates otherwise than solely in their capacities as Holders of Senior Preferred Stock shall be effective with respect to them without their prior written consent

                  Section 7.3. INDEMNIFICATION. (a) The Issuers hereby indemnify, jointly and severally, each Purchaser and its affiliates, limited partners, general partners, directors, members, officers and employees against and agrees to hold each of them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("DAMAGES") incurred or suffered by any such party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by the Issuers pursuant to this Agreement.

                  (b) Each Purchaser hereby indemnifies, severally and not jointly, each Issuer and its affiliates, limited partners, general partners, directors, members, officers and employees against and agrees to hold each of them harmless from any and all Damages incurred or suffered by any such party arising out of any misrepresentation or breach of warranty, covenant or agreement made or to be performed by such Purchaser pursuant to this Agreement; PROVIDED that such Purchaser's maximum liability under this Section 7.3(b) shall not exceed the amount of the consideration paid by such Purchaser to the Issuer.

                  (c) After the Issuance Date, Section 7.3 will provide the exclusive remedy for any misrepresentation, breach of warranty, covenant or other agreement or other claim arising out of this Agreement or the transactions contemplated hereby except to the extent any such claim is in respect of fraud.

                  Section 7.4. EXPENSES. The Company agrees to pay all reasonable out-of-pocket costs, expenses and other payments of the Purchasers in connection with the purchase and sale of the

Securities as contemplated by this Agreement including without limitation (i) reasonable fees and disbursements of not more than one special counsel for all of the Purchasers incurred in connection with the preparation of this Agreement and (ii) all reasonable out-of-pocket expenses of the Purchasers, including reasonable fees and disbursements of such special counsel, in connection with any waiver or consent hereunder or any amendment hereof.

                  Section 7.5. PAYMENT. The Company agrees that, so long as a Purchaser shall own any Senior Preferred Stock purchased by it from the Company hereunder, the Company will make payments to such Purchaser of all amounts due thereon by wire transfer by 1:00 P.M. (New York City time) on the date of payment to such account as is specified beneath the Purchasers' name on the signature page hereof or to such other account or such other similar manner as such Purchaser may designate to the Company in writing.

                  Section 7.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Issuers, the Purchasers and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.. All provisions hereunder purporting to give rights to the Purchasers and its Affiliates, or to Holders are for the express benefit of such Persons.

                  Section 7.7. BROKERS. The Company represents and warrants that it has not employed any broker, finder, financial advisor or investment banker who might be entitled to any brokerage, finder's or other fee or commission in connection with the sale of the Securities.

                  Section 7.8. NEW YORK LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 7.9. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  Section 7.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  Section 7.11. CONFIDENTIALITY. (a) The Company acknowledges and agrees that: (i) certain Affiliates of the Purchasers are a full service financial firm and as such may from time to time effect transactions for their own account or the account of customers, and hold positions in loans or options on loans of Persons that may be the subject of this arrangement; (ii) the Purchasers may employ the services of Donaldson, Lufkin & Jenrette Securities Corporation and its Affiliates in providing certain services hereunder and may, subject to clause (b) below, exchange with such entities information concerning the Issuers and such Affiliates will be entitled to the benefits afforded the Purchasers hereunder, and (iii) the Purchasers or their respective Affiliates may be providing financing or other services to Persons whose interests may conflict with the interests of the Issuers.

                  (b) The Purchasers and each other Holder agree to keep confidential non-public information provided to the Purchasers and designated by either Issuer as "confidential"; PROVIDED that nothing herein shall prevent the Purchasers or such other Holder from disclosing any such information (i) to any Person that receives such information having been made aware of, and which agrees to maintain, the confidential nature thereof in order to facilitate or enable the Purchasers or such other Holder to syndicate, sell, transfer or assign any portion of its securities, (ii) to any Holder, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors who receive such information having been made aware of the confidential nature thereof and have agreed to comply with the confidentiality obligations hereunder, (iv) upon the request or demand of any governmental authority having jurisdiction over any Purchaser, (v) in response to any order of any court or other governmental authority or as may otherwise be required pursuant to any requirement of law, (vi) which has been publicly disclosed other than in breach of this Agreement or (vii) in connection with the exercise of any remedy hereunder.

                  Section 7.12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder, in any document, certificate or statement delivered pursuant hereto or in connection herewith and the covenants made in Article Six shall survive the execution and delivery of this Agreement and the issuance of the Securities.

                  Section 7.13. CONSTRUCTION. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  Section 7.14. INTEGRATION. This Agreement represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Purchasers relative to the subject matter hereof not expressly set forth herein or in the other Financing Documents.

                  Section 7.15. HEADINGS. Section headings used herein and in the table of contents are for convenience only and are not to effect the construction of, or be taken into consideration in interpreting this Agreement and the other Financing Documents.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.

                                      DECRANE AIRCRAFT HOLDINGS, INC.


                                      By: _________________________________
                                          Name:
                                          Title:

                                      Address for Notices:

                                          2361 Rosencrans Avenue
                                          Suite 180
                                          El Segundo, CA  90245
                                          Telecopier:  310-643-0746
                                          Attention:  R. Jack DeCrane

                                      DECRANE HOLDINGS CO.


                                      By: _________________________________
                                          Name:
                                          Title:

                                            Address for Notices:

                                            2361 Rosencrans Avenue
                                            Suite 180
                                            El Segundo, CA  90245
                                            Telecopier:  310-643-0746
                                            Attention:  R. Jack DeCrane

                                        Purchasers:

                                        DLJ INVESTMENT PARTNERS, L.P.

                                        By:  DLJ INVESTMENT PARTNERS,
                                              INC., as managing general partner


                                        By: _________________________________
                                             Name:
                                             Title:

                                        Address for Notices:

                                             277 Park Avenue
                                             New York, NY 10172
                                             Telecopier:  212-892-7272
                                             Attention:  Michelle Bergman

                                        Wiring Instructions:

                                             A/C  # 275-011781
                                             Attention:  Ruchi Khurana

                                        DLJ INVESTMENT PARTNERS II, L.P.

                                        By:  DLJ INVESTMENT PARTNERS II,
                                               INC., as managing general partner


                                        By: _________________________________
                                             Name:
                                             Title:

                                        Address for Notices:

                                             277 Park Avenue
                                             New York, NY 10172
                                             Telecopier: 212-892-7272
                                             Attention:   Michelle Bergman

                                        Wiring Instructions:

                                             A/C  # 275-011781
                                             Attention:  Ruchi Khurana

                                        DLJ INVESTMENT FUNDING II, INC.


                                        By: _________________________________
                                             Name:
                                             Title:

                                        Address for Notices:

                                             277 Park Avenue
                                             New York, NY 10172
                                             Telecopier: 212-892-7272
                                             Attention:   Michelle Bergman

                                        Wiring Instructions:

                                             A/C  # 275-011781
                                             Attention:  Ruchi Khurana

                                        DLJ ESC II, L.P.

                                        By:  DLJ LBO PLANS MANAGEMENT
                                               CORPORATION, as managing general
                                               partner


                                        By: _________________________________
                                             Name:
                                             Title:

                                        Address for Notices:

                                             277 Park Avenue
                                             New York, NY 10172
                                             Telecopier: 212-892-7272
                                             Attention:  Michelle Bergman

                                        Wiring Instructions:

                                             A/C  # 275-011781
                                             Attention:  Ruchi Khurana

                                                                    SCHEDULE 2.1
                             COMMITMENTS TO PURCHASE

                                                       Aggregate Liquidation                Number of Shares
                                                       Preference of Senior                  of Common Stock
Purchaser                                              Preferred Stock                     Underlying Warrant
---------------------------------------------------    ----------------------------      ---------------------
DLJ Investment Partners II, L.P..................             $14,206,400.00                       79,191

DLJ Investment Partners, L.P.....................               6,314,000.00                       35,196

DLJ Investment Funding II, Inc...................               1,343,000.00                        7,491

DLJ ESC II, L.P..................................               3,135,700.00                       17,479
                                                               -------------                      -------

               Total.............................             $25,000,000.00                      139,357


                                                                    SCHEDULE 3.3
                            PRO FORMA CAPITALIZATION

                                    HOLDINGS

                      SHARES OUTSTANDING AS OF MAY 31, 2000


                                                                                       SALE OF
                                                                                     SECURITIES
                                                                 HISTORICAL           HEREUNDER           PRO FORMA
                                                                 ----------          -----------          ---------
PREFERRED STOCK
   14% Holdings preferred stock                                     342,417                                342,417

COMMON STOCKHOLDERS' EQUITY
   Common Stock                                                   3,893,567                              3,893,567
   Additional paid-in capital                                                                                    0
   Notes receivable for shares sold                                                                              0
   Accumulated deficit                                                                                           0
   Accumulated other comprehensive
     income (loss)
     Warrants to Purchase Common Stock
     Exercisable at $0.01 per share                                 150,000             139,357            289,357
     Exercisable at $23.00 per share                                155,000                                155,000
   Stock options - exercisable at $23.00 per share
     Management Option Plan
       Total authorized plan                                        356,257                                356,257
       Options granted                                              262,703                                262,703
   Options Granted to Global Technology Partners                     44,612                                 44,612
                                                                 -----------                            -----------
                Total common capitalization                       4,645,239                              4,784,596
                                                                 -----------                            -----------
                Total capitalization                              4,987,656                              5,127,013
                                                                 ===========                            ===========

                                                                 ===========                            ===========

                                                   THE COMPANY

                                                AS OF MAY 31, 2000
                                            --------------------------
                                                   HISTORICAL          SALE OF SECURITIES HEREUNDER        PRO FORMA
                                                   ----------          ----------------------------        ---------

                                            NO. OF            DOLLARS     NO. OF       DOLLARS       NO. OF         DOLLARS
                                            SHARES          (IN 000'S)    SHARES     (IN 000'S)      SHARES        (IN 000'S)
                                            -------         ----------   --------   -----------      --------      ----------
PREFERRED STOCK
   Senior Preferred Stock issued hereunder                                250,000        25,000      250,000          25,000

COMMON STOCKHOLDERS' EQUITY
   Common Stock                                  100                 0                                   100               0
   Additional paid-in capital                                  124,749                                     0         124,749
   Notes receivable for shares sold                             (2,525)                                    0          (2,525)
   Accumulated deficit                                          (4,885)                                    0          (4,885)
   Accumulated other comprehensive
     income (loss)                                              (2,244)                                    0          (2,244)
                                             --------         ---------                              --------       ---------
              Total common capitalization        100           115,095                                   100         115,095
                                             --------         ---------                              --------       ---------

              Total capitalization               100           115,095                               250,100         140,095
                                             ========         =========                              =========      =========


                                                     -2-

